GABELLI INVESTOR FUNDS, INC.
                        THE GABELLI ABC FUND (THE "FUND")

                         SUPPLEMENT DATED MARCH 7, 2006
                         TO PROSPECTUS DATED MAY 1, 2005

THE FOLLOWING SUPERSEDES THE INFORMATION REGARDING THE FUND'S INITIAL MINIMUM INVESTMENT REQUIREMENTS IN THE PROSPECTUS.

Effective March 7, 2006, the Fund has reduced its initial minimum investment to $10,000. Prior to March 7, 2006, the Fund's initial minimum investment was $50,000.